UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2024

Repare Therapeutics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Québec	001-39335	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7171 Frederick-Banting, Building 2, Suite 270 St-Laurent, Québec, Canada	H4S 1Z9
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 412-7018

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, no par value	RPTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On February 7, 2024, Repare Therapeutics Inc. (the “Company”) received written notice of termination from Hoffmann-La Roche Inc. and F. Hoffmann-La Roche Ltd (collectively, “Roche”) of the collaboration and license agreement, dated June 1, 2022, by and between the Company and Roche (as subsequently amended, the “Roche Agreement”). Under the Roche Agreement, the Company granted Roche a worldwide, exclusive, sublicensable license to develop, manufacture, and commercialize camonsertib and specified other ATR (Ataxia-Telangiectasia and Rad3-related protein kinase) inhibitors (the “Licensed Products”).

Roche informed the Company in writing on February 7, 2024 that it exercised its right pursuant to Section 16.2(a) of the Roche Agreement to terminate the Roche Agreement for any reason without cause with 90 days’ prior written notice. The termination will be effective on May 7, 2024 (the “Effective Date”). On the Effective Date, the Company will regain full development, manufacturing and commercialization rights with respect to the Licensed Products.

As previously announced, the Company will receive a $40 million milestone payment from Roche related to the achievement of a specified milestone under the Roche Agreement.

Following the Effective Date, and except as disclosed above, there is no other material relationship between the Company and Roche.

The foregoing description of the material terms of the Roche Agreement is qualified in its entirety by reference to the complete text of the Roche Agreement, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 4, 2022, as amended by the First Amendment to the Roche Agreement, which was filed as Exhibit 10.1 to the to the Company’s Quarterly Report on Form 10-Q filed on November 9, 2022, and the Second Amendment to the Roche Agreement, which was filed as Exhibit 10.2 to the to the Company’s Quarterly Report on Form 10-Q filed on November 9, 2022.

Item 8.01	Other Events.

On February 12, 2024, the Company issued a press release announcing the termination of the Roche Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 12, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPARE THERAPEUTICS INC.

By:	/s/ Lloyd M. Segal
Lloyd M. Segal President and Chief Executive Officer

Dated: February 12, 2024